Exhibit 10.1
TENTH AMENDMENT TO LOAN AGREEMENT
     THIS TENTH AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 2009 (this “Amendment”), is entered into by and between WINTRUST FINANCIAL CORPORATION (the “Borrower”) and BANK OF AMERICA, N.A. successor by merger to LaSalle Bank National Association (in its individual capacity, “Lender”).
WITNESSETH:
     WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement dated as of November 1, 2005, as amended by that certain First Amendment to Credit Agreement dated as of June 1, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of July 27, 2006, as amended by that certain Third Amendment to Credit Agreement dated as of January 1, 2007, as amended by that certain Fourth Amendment to Credit Agreement dated as of March 9, 2007, as amended by that certain Fifth Amendment to Credit Agreement dated as of June 1, 2007, as amended by that certain Sixth Amendment to Credit Agreement dated as of June 1, 2008, as amended by that certain Seventh Amendment to Credit Agreement dated as of August 31, 2008, as amended by that certain Eighth Amendment to Credit Agreement dated as of May 11, 2009 and as amended by that certain Ninth Amendment to Credit Agreement dated as of August 31, 2009 (as amended, and as the same may be further amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower and Lender desire to amend the Credit Agreement in certain respects as set forth herein.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. RECITALS INCORPORATED BY REFERENCE. The foregoing recitals are hereby incorporated as part of this Amendment and made a part hereof.
     2. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.
     3. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
          (A) Amendment to Section 3. Section 3(b) is hereby amended by deleting the date “September 30, 2009” and replacing it with the date “October 30, 2009”.
          (B) Replacement Term A Note. All references in the Credit Agreement to the term “Term A Note” in the form of Exhibit 1 to the Credit Agreement shall be deemed to be references to the Replacement Term A Note of even date herewith in the form of Exhibit 1 attached hereto and made a part hereof.

     4. WARRANTIES. To induce Lender to enter into this Amendment, the Borrower warrants that:
          (A) Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.
          (B) No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.
          (C) Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
          (D) No Default. As of the date hereof, after giving effect to the amendment and waivers in Section 2, no Default under the Agreement, or the Subordinated Notes or event or condition which, with the giving of notice or the passage of time, shall constitute a Default under the Agreement or the Subordinated Notes, has occurred or is continuing.
          (E) Warranties. As of the date hereof, the representations and warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.
     5. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following:
(a)	This Amendment duly executed by the Borrower and the Lender;

(b)	The Replacement Term A Note duly executed by the Borrower; and

(c)	payment by the Borrower of all charges and disbursements of counsel to the Lender.
     6. GENERAL.
          (A) Confirmation of the Agreement. From and after the date hereof, each reference that appears in any other Loan Document to the Agreement shall be deemed to be a reference to the Agreement as amended hereby. As amended hereby each of the Agreement, each other Loan Document and each of the Subordinated Notes is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect. This Amendment is a Loan Document.

2

          (B) Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.
          (C) Successors. This Amendment shall be binding upon the Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and Lender and the successors and assigns of Lender. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.
          (D) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lender shall deemed to be originals.
(remainder of page left intentionally blank; signature page follows)

3

Exhibit 10.1
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WINTRUST FINANCIAL CORPORATION
By:	/s/ David A. Dykstra
Its: Senior E.V.P
727 North Bank Lane Lake Forest, Illinois 60645 Attention: Edward J. Wehmer Facsimile: (847) 615-4091

TERM LOAN A: $25,000,000.00 PRO RATA SHARE: 100%	BANK OF AMERICA, N.A., as successor to LaSalle Bank National Association

	By:	/s/ Mary Pat Riggins
Its: Senior Vice President
TERM LOAN B: $1,000,000.00 PRO RATA SHARE: 100%	901 Main Street, 64th Floor Dallas, Texas 75202
Attention: Mary Pat Riggins Facsimile: 972-728-9515

EXHIBIT 1
Form of Replacement Term A Note
REPLACEMENT TERM A NOTE

$25,000,000	Dated as of September 30, 2009
     FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the “Maker”) promises to pay to the order of BANK OF AMERICA, N.A., as successor to LaSalle Bank National Association (the “Bank”) the lesser of the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or the aggregate unpaid principal amount outstanding under the Credit Agreement dated as of November 1, 2005 (as amended from time to time, the “Credit Agreement”) between the Maker and the Bank, at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Credit Agreement. All unpaid principal, and accrued interest, if not paid sooner, shall be due and payable in full on October 30, 2009.
     This Replacement Term A Note (this “Note”) shall be available for direct advances.
     Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Credit Agreement.
     This Note evidences indebtedness incurred under the Credit Agreement dated as of November 1, 2005, as amended from time to time, between the Maker and the Bank, to which reference is hereby made for a statement of the tams and conditions under which the clue date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Credit Agreement.
     The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank’s records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.
     This Note is issued in replacement of and substitution for, but not in repayment of, that certain Term A Note dated as of August 31, 2009, in the principal amount of Twenty Five Million Dollars ($25,000,000), executed by the Maker and payable to the order of the Bank (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness.

A-2

WINTRUST FINANCIAL CORPORATION
By:
Its:

A-3